Exhibit 99.2

NOTICE OF GUARANTEED DELIVERY

Kansas City Power & Light Company

OFFER TO EXCHANGE ITS 6.05% SENIOR NOTES DUE 2035, SERIES B, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF ITS ISSUED AND OUTSTANDING 6.05% SENIOR NOTES DUE 2035, SERIES A

PURSUANT TO THE PROSPECTUS DATED ______________, 2006

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________, 2006, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

As set forth in the prospectus dated __________, 2006 (the "Prospectus") under the caption "The Exchange Offer--Guaranteed Delivery Procedures" and the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the 6.05% senior notes due 2035, Series A (the "Old Notes"), of Kansas City Power & Light Company, a Missouri corporation (the "Company"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by mail, hand delivery, overnight courier or facsimile transmission to the Exchange Agent and must include a guarantee by an Eligible Institution (as defined in the Letter of Transmittal) unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Prospectus.

The Exchange Agent is The Bank of New York

The Bank of New York
Corporate Trust Operations
Reorganization Unit
101 Barclay Street - Floor 7East
New York, New York 10286
Attention: Carolle Montreuil

Facsimile: (212) 298-1915
Confirm by Telephone: (212) 815-5920

Delivery of this instrument to an address other than as set forth above, or transmission of instructions other than as set forth above, will not constitute a valid delivery.

This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies & Gentlemen:

Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to the Company $ __________________ principal amount of Old Notes, pursuant to the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal.
Certificate Numbers	Principal Amount Tendered
________________________________	________________________________
________________________________	________________________________
________________________________	________________________________

If Old Notes will be tendered by book-entry transfer to The Depositary Trust Company (the "DTC"), provide account number (as applicable).

Account No. ___________________________

The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and The Bank of New York, as Trustee with respect to the Old Notes tendered pursuant to the Exchange Offer.

All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

SIGN HERE

____________________________________________________________________________________
Signature(s) of Registered Holder(s) or Authorized Signatory

____________________________________________________________________________________
Name(s) of Registered Holder(s)
(Please Type or Print)

____________________________________________________________________________________
Address
____________________________________________________________________________________
Zip Code
____________________________________________________________________________________
Area code and Telephone Number

Dated:  _______________________, 2006

GUARANTEE

(Not to be Used for Signature Guarantees)

The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby (a) represents that the above-named person(s) has a net long position in the Old Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Old Notes complies with Rule 14e-4 and (c) guarantees delivery to the Exchange Agent of certificates representing the Old Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, with a properly completed and duly executed Agent's Message (as defined in the Prospectus) or Letter of Transmittal, as the case may be, with any required signature guarantees and any other documents required by the Letter of Transmittal, within three Business Days after the Expiration Date.

____________________________ Name of Firm ____________________________ Authorized Signature ____________________________ Address ____________________________ Area Code and Telephone Number	____________________________ Title ____________________________ Name (Please Type or Print) Dated:___________________ , 2006
NOTE:	DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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